Exhibit 99.1

1 Investor Update Investor Update 2Q 2Q-08 Earnings Conference Call 08 Earnings Conference Call July 29, 2008 NASDAQ: HTCO

2 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. Forward Looking Statement Forward Looking Statement 2Q08 Earnings | 07.29.08 | HTCO

3 Agenda Agenda • John Finke President and Chief Executive Officer • David Christensen Senior Vice President and Chief Financial Officer 2Q08 Earnings | 07.29.08 | HTCO

4 Second Quarter 2008 Highlights Second Quarter 2008 Highlights Solid results, reaffirms fiscal 2008 guidance • Total company revenue of $39.7 million, up 11% over Q1-08, down as compared to Q2-07, which included extraordinary equipment revenue and a $1.9 non-recurring settlement revenue • Net Income increased 40% over Q1-08 • Enventis Sector revenue of $21.7 million - operating income increased 72%, net income increased 68% • Telecom Sector revenue of $18.0 million - impacted by network access declines, increased competition, partly offset by double-digit broadband revenue growth and bill processing increases • Quarterly dividend of 12 cents per share 2Q08 Earnings | 07.29.08 | HTCO

5 Total Company Results Total Company Results 2008 2007 % Change 2008 2007 % Change Revenue Telecom Sector 18.0 $ 20.4 $ -12% 36.3 $ 39.5 $ -8% Enventis Sector 21.7 25.2 -14% 39.3 43.0 -9% Total 39.7 $ 45.6 $ -13% 75.6 $ 82.5 $ -8% Costs & Expenses 33.8 37.9 $ -11% 64.8 $ 69.8 $ -7% Operating Income 5.9 $ 7.7 $ -23% 10.8 $ 12.7 $ -15% Net Income 2.5 $ 3.2 $ -23% 4.3 $ 5.0 $ -15% EPS - Diluted - Continuing Ops 0.19 $ 0.25 $ -24% 0.32 $ 0.38 $ -16% (Dollars In Millions) Three months ended June 30 Six months ended June 30 2Q08 Earnings | 07.29.08 | HTCO

6 Revenue by Business Sector Revenue by Business Sector Increasing diversification, growing Enventis Sector 55% Enventis 45% Telecom Enventis 51% Telecom 49% Enventis 44% Telecom 56% 2Q08 Revenue 2007 Fiscal Revenue 2006 Fiscal Revenue 2Q08 Earnings | 07.29.08 | HTCO Enventis 51% Telecom 49% Enventis 44% Telecom 56%

7 Revenue Diversification Revenue Diversification Strong focus on recurring revenues and diversification 2Q08 Revenue 2Q08 Earnings | 07.29.08 | HTCO ENS Services 8% ENS Equip 32% Other Telecom 13% Broadband 7% Local Service 10% Network Access 15% ETS Services 15%

8 Telecom Sector Results Telecom Sector Results Numbers prior to inter-segment eliminations. (Dollars In Millions) 2008 2007 % Change 2008 2007 % Change Revenue Access 6.0 $ 9.4 $ -37% 12.8 $ 16.7 $ -24% Broadband 2.8 2.3 23% 5.4 4.4 21% Other Telecom 9.4 8.9 6% 18.4 18.6 -1% Total Revenues 18.2 $ 20.6 $ -12% 36.6 $ 39.7 $ -8% Costs and Operating Expenses 11.2 $ 10.6 $ 6% 22.1 $ 21.7 $ 2% Depreciation and Amortization 4.0 3.8 6% 7.9 7.7 3% Operating Income 3.0 6.2 -52% 6.6 10.3 -37% Net Income 1.7 $ 3.7 $ -53% 3.8 $ 6.2 $ -38% Capital Expenditures 2.5 $ 2.3 $ 11% 5.0 $ 3.9 $ 26% Six Months ended June 30 Three Months ended June 30 2Q08 Earnings | 07.29.08 | HTCO

9 $7.6 $7.6 $7.4 $7.3 $7.1 $7.1 $9.4 $7.4 $6.0 $6.8 Q1 Q2 Q3 Q4 (Dollars in Millions) 2006 2007 2008 Network Access Revenue Network Access Revenue *Q2-07 network access revenue includes $1.9 million IXC settlement. Intrastate rate decrease effective beginning Q3-07. *IXC Settlement 2Q08 Earnings | 07.29.08 | HTCO

10 Enventis Sector Results Enventis Sector Results Numbers prior to inter-segment eliminations. 2008 2007 % Change 2008 2007 % Change Revenue ENS equipment revenue 12.7 $ 17.9 $ -29% 22.9 $ 29.3 $ -22% ENS service revenue 3.1 2.1 46% 5.1 3.8 33% ETS service revenue 6.1 5.2 15% 11.6 10.1 16% Total Revenue 21.9 $ 25.2 $ -13% 39.6 $ 43.2 $ -8% Costs & Operating Expenses 18.1 $ 22.7 $ -20% 33.3 $ 38.4 $ -13% Depreciation and Amortization 1.0 0.9 11% 2.0 1.8 13% Operating Income 2.8 $ 1.6 $ 72% 4.3 $ 3.0 $ 41% 1.7 $ 1.0 $ 68% 2.5 $ 1.8 $ 38% Capital Expenditures 2.0 $ 1.0 $ 95% 3.0 $ 2.1 $ 42% Six Months ended June 30 Net Income (Dollars In Millions) Three Months ended June 30 2Q08 Earnings | 07.29.08 | HTCO

11 Enventis Product Line Results Enventis Product Line Results *EBITDA is a non-GAAP measure. (Dollars in Millions) 2008 2007 2008 2007 2008 2007 2008 2007 Revenues before intersegment eliminations: Equipment revenue 12.7 $ 17.9 $ - $ - $ 22.9 $ 29.3 $ - $ - $ Service revenue 3.1 2.1 6.0 5.2 5.1 3.8 11.3 9.9 Intersegment - - 0.1 - - - 0.3 0.2 15.8 $ 20.0 $ 6.1 $ 5.2 $ 28.0 $ 33.1 $ 11.6 $ 10.1 $ Cost of sales 10.7 $ 16.6 $ - $ - $ 19.4 $ 26.9 $ - $ - $ Cost of services (excluding depreciation and amortization) 2.2 1.3 2.7 2.5 4.0 2.2 5.2 4.8 Selling, general and administrative expenses, (excluding depreciation and amortization) 1.3 1.2 1.2 1.1 2.5 2.2 2.2 2.3 Depreciation and amortization 0.1 0.1 0.9 0.8 0.2 0.2 1.8 1.6 Operating income 1.5 $ 0.8 $ 1.3 $ 0.8 $ 1.9 $ 1.6 $ 2.4 $ 1.4 $ Net income 0.9 $ 0.5 $ 0.8 $ 0.5 $ 1.1 $ 0.9 $ 1.4 $ 0.9 $ Capital expenditures 0.2 $ 0.1 $ 1.8 $ 0.9 $ 0.3 $ 0.1 $ 2.7 $ 2.0 $ Numbers prior to inter-segment eliminations EBITDA* 1.6 $ 0.9 $ 2.2 $ 1.6 $ 2.1 $ 1.8 $ 4.2 $ 3.0 $ Free Cash Flow 1.4 $ 0.8 $ 0.4 $ 0.7 $ 1.8 $ 1.7 $ 1.5 $ 1.0 $ Three Months Ended June 30 Six Months Ended June 30 Network Services Transport Services Network Services Transport Services 2Q08 Earnings | 07.29.08 | HTCO

12 Enventis Revenue Enventis Revenue Equipment Revenue is more variable than services revenue $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Equipment (ENS) Services (ENS) Transport Services (ETS) 2Q08 Earnings | 07.29.08 | HTCO

13 Costs and Expenses Costs and Expenses (Dollars in Millions) Volume Related Costs 2008 2007 % Change 2008 2007 % Change Cost of Sales 10.7 $ 16.5 $ -35% 19.4 $ 26.9 $ -28% Relatively Fixed Costs Cost of Services 12.6 $ 10.8 $ 17% 24.3 $ 21.7 $ 12% Selling, Gen. & Admin. 5.5 5.9 -7% 11.1 11.7 -5% Depreciation & Amort. 5.0 4.7 7% 10.0 9.5 5% 23.1 $ 21.4 $ 8% 45.4 $ 42.9 $ 6% Six months ended June 30 Three months ended June 30 2Q08 Earnings | 07.29.08 | HTCO

14 Debt Level Debt Level Fiscal 2008 guidance projects year-end debt balance of $126 to $129 million (Dollars in Millions) $129.2 $133.7 $143.1 2006 2007 2008 2Q08 Earnings | 07.29.08 | HTCO

15 Free Cash Flow Free Cash Flow Strategic investments for future growth 2008 2007 $ Change 2008 2007 $ Change EBITDA* 10.9 $ 12.4 $ (1.5) $ 20.8 $ 22.2 $ (1.4) $ (4.5) (3.3) (1.2) (8.0) (6.0) (2.0) Free Cash Flow 6.4 $ 9.1 $ (2.7) $ 12.8 $ 16.2 $ (3.4) $ Six months ended June 30 (Dollars In Millions) Three months ended June 30 Capital Expenditures *EBITDA is a non-GAAP measure. See next slide for reconciliation table on consolidated statement of operations. 2Q08 Earnings | 07.29.08 | HTCO

16 Reconciliation of Operating Income to EBITDA Reconciliation of Operating Income to EBITDA Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. Q2-08 Q2-07 $ Change 2008 2007 $ Change Operating Income 5.9 $ 7.7 $ (1.8) $ 10.8 $ 12.7 $ (1.9) $ Add: Depreciation 4.7 4.4 0.3 9.4 8.9 0.5 Amortization of Intangibles 0.3 0.3 - 0.6 0.6 - 10.9 $ 12.4 $ (1.5) $ 20.8 $ 22.2 $ (1.4) $ Six Months ended June 30 EBITDA (Dollars In Millions) Three Months ended June 30 2Q08 Earnings | 07.29.08 | HTCO

17 2008 Fiscal Guidance 2008 Fiscal Guidance Reaffirmed fiscal 2008 guidance 2Q08 Earnings | 07.29.08 | HTCO • Revenue may range from $158 million to $164 million • Net Income may range from $7.6 million to $8.4 million • CAPEX may range from $18 million to $20 million • Debt Balance of Dec. 31, 2008 may end at $126 million to $129 million Note: In comparing fiscal 2008 outlook to 2007 results, note 2007 results included non-recurring carrier revenue of $1.9 million (Telecom Sector).

18 Summary Summary Stable Results, Strong Momentum • Growth in Enventis recurring services • Competitive enhancements to IPTV services – on track for Mankato rollout • Investing in organic growth to support broadband and B2B focus Focus on execution to deliver targets in 2008 2Q08 Earnings | 07.29.08 | HTCO

19 Q4-2007 Earnings | 02.28.08 | HTCO HickoryTech Service Area HickoryTech Service Area 2,400 fiber optic miles